MANAGING TODAY’S CHALLENGES
Positioning for Tomorrow’s Growth
SHIELDS & CO. AND BERENSON & CO. • EAST COAST UTILITIES SEMINAR • AUGUST 12 - 14, 2009

Some of the statements contained in today’s presentations are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934 and are subject to the safe harbor created by the Private Securities Litigation Reform Act of
1995.  These statements include all financial projections and any declarations regarding management’s intents, beliefs or current expectations.  In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,”
“plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of such terms or other comparable terminology.  Any forward-looking statements are not guarantees of future performance, and actual results could differ materially from those indicated by the forward-looking statements.  Forward-looking statements involve estimates, assumptions, known and unknown risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-
looking statements.  Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.  A number of factors could cause actual results or outcomes to differ materially from those indicated by the forward-
looking statements contained in this presentation.  These factors include, but are not limited to, prevailing governmental policies and regulatory actions affecting the energy industry, including with respect to allowed rates of return, industry and rate structure, acquisition and disposal of assets and facilities, operation and construction of plant facilities, recovery of purchased power expenses, and present or prospective wholesale and retail competition; changes in and compliance with environmental and safety laws and policies; weather conditions; population growth rates and demographic patterns; competition for retail and wholesale customers; general economic conditions, including potential negative impacts resulting from an economic downturn; growth in demand, sales and capacity to fulfill demand; changes in tax rates or policies or in rates of inflation; rules and changes in accounting standards or practices; changes in project costs; unanticipated changes in operating expenses and capital expenditures; the ability to obtain funding in the capital markets on favorable terms; restrictions imposed by Federal and/or state regulatory commissions, PJM and other regional transmission organizations (NY ISO, ISO New England), the North American
Electric Reliability Council and other applicable electric reliability organizations; legal and administrative proceedings (whether civil or criminal) and settlements that affect our business and profitability; pace of entry into new markets; volatility in market demand and prices for energy, capacity and fuel; interest rate fluctuations and credit market concerns; and effects of geopolitical events, including the threat of domestic terrorism.  Readers are referred to the most recent reports filed with the Securities and Exchange
Commission.
Safe Harbor Statement

PHI’s Long-Term Strategic Objectives
• Drive earnings growth
• Grow dividend in line with utility earnings growth
• Reduce overall business risk
• Strengthen investment grade ratings
• Invest in the core T&D business
• Implement Blueprint initiatives
• Achieve supportive regulatory outcomes
• Prudently manage complementary competitive energy businesses
We are confident in our plan and are optimistic about longer term growth
Note: See Safe Harbor Statement at the beginning of today’s presentation.

PHI
Pepco Holdings, Inc

pepco
A PHI Company

delmarva power
A PHI Company

atlantic city electric
A PHI Company

conectiv energy

pepco Energy Services

Transmission & Distribution
Competitive Energy / Other
2009 - 2013
Forecast
Business Mix*
70 - 75%
25 - 30%
Note: See Safe Harbor Statement at the beginning of today’s presentation.
• Growing regulated
 infrastructure platform
• Well positioned for
 industry transformation
• Complementary
 competitive energy
 businesses
• Disciplined growth
 strategy
 … offers an
• Attractive total return
Investing in PHI
* Percentages based on projected operating income.
PHI Investments

Philadelphia
Wilmington
Baltimore
Dover
Washington, DC
Burches Hill
Chalk Pt.
Cambridge
Georgetown
Indian River
Possum Pt.
Vienna
Salisbury
North Anna
Calvert Cliffs
MAPP Power Line 500 kV
MAPP HVDC Transmission
Nuclear Generation
Fossil Generation
Substation

Recent Events
• December 2008 - PJM Board approved a High
 Voltage Direct Current system for the
 segment from Calvert Cliffs to Indian River.
• February 2009
  MD PSC authorized Pepco to start
 construction on the Burches Hill to Chalk
 Point segment.
  Pepco and Delmarva filed multiple
 applications seeking authority to construct
 certain segments in Southern MD.
  Pepco filed a joint environmental permit
 application for the Southern MD segment.
• May 2009
  PJM reaffirmed the need for the project, but
 delayed the in-service date by one year as a
 result of the recent load forecast.
  December 2011 - Possum Point to Calvert
 Cliffs segment in-service date.
  June 2014 - Calvert Cliffs to Indian River
 segment in-service date.
  Indian River to Salem segment moved from
 RTEP approved plan to PJM’s “continuing
 study” list.
• Revised project total - $1.2 billion
• Construction to begin 4Q 2009
• Revised in-service date - 2014
Mid-Atlantic Power Pathway (MAPP)

Pepco	Delmarva Power	Atlantic City Electric	Total
2009	$ 46	$ 10	$ -	$ 56
2010	100	36	-	136
2011	141	154	-	295
2012	150	167	-	317
2013	60	173	-	233
TOTAL	$ 497	$ 540	$ -	$ 1,037

(Dollars in Millions)
• Current total estimated cost of project (2008 - 2015) is $1.2 billion
• Application filed with the Department of Energy (DOE) seeking loans or loan guarantees ($684 million) for the MAPP project
 – Application passed the first two levels of DOE review
 – Meeting held with DOE’s loan origination staff in June
 – Currently in due diligence phase; decision expected by year-end 2009
Note: See Safe Harbor Statement at the beginning of today’s presentation.

MAPP -
Construction Cost and Timing Estimates

Blueprint for the Future Progress to Date
Vendor Selection
 •  Comverge - selected vendor for Direct Load Control in
 Maryland
 • Silver Spring Networks - selected vendor for AMI
 communication network
 • IBM - system integrator for Delaware deployment to
 enable over the air meter read, outage detection, on
 demand meter reads and remote disconnect
 • GE and Landis + Gyr - selected as meter manufacturers
 • Scope Services - selected as meter installation
 contractor
Delaware Deployment
 • 3Q 2009 - complete field acceptance testing of the AMI
 equipment and systems
 • 4Q 2009 - commence deployment of AMI equipment
District of Columbia approval of AMI
 • In June, the District of Columbia adopted legislation
 approving AMI deployment, subject to the Public Service
 Commission agreeing to the sufficiency of federal grants
 received for AMI
 • The legislation provides for cost recovery, and a return
 on costs, by the creation of a regulatory asset

Pepco Holdings, Inc.

	2009	2010	2011	2012	2013	Total
Advanced Metering Infrastructure						
Atlantic City Electric	$ 1	$ -	$ -	$ -	$ 8	$ 9
Delmarva Power	30	39	-	40	-	109
Pepco	1	-	-	72	79	152
AMI System Improvements	15	29	5	-	-	49
Meter Data Management System	2	3	-	-	-	5
Total	$ 49	$ 71	$ 5	$ 112	$ 87	$ 324

Blueprint for the Future -
Construction Cost and Timing Estimates
(Dollars in Millions)
• Current total estimated cost of project (2008 - 2014) is $422 million
• Application filed with the DOE seeking $266 million in smart grid related federal funds under The American Recovery And Reinvestment Act of 2009
• Decision from DOE expected by year-end 2009
Note: See Safe Harbor Statement at the beginning of today’s presentation.

(Dollars in Millions)

	DPL-MD	Pepco-DC [3]
Filing Date	5/6/09	5/22/09
Rate Base as Filed	$310.4	$1,054.0
Equity Ratio	49.87%	46.18%
ROE	11.25%	11.50%
Revenue Requirement	$14.1	$51.7
Residential Total Bill % Increase	2.6%	6.1%
Expected Timing of Decision [1]	12/09	Q1 2010
Revenue Requirement with adoption of surcharge [2]	$10.3	$48.3

1) Maryland statute requires completion of cases within seven months or rates can be put into effect subject to refund; no statute in the District of
 Columbia, target to complete cases within nine months of filing.
2) In the filings, a three year rolling average treatment of pension, OPEB, and bad debt expense was requested. The average of these costs would be recovered through a surcharge (updated annually) with the difference between the average and the actual costs incurred deferred for future recovery.
3) Request without adoption of the Bill Stabilization Adjustment (BSA) mechanism. ROE and revenue requirement request if the BSA is adopted are
 11.25% and $49.7 million, respectively.
Note: See Safe Harbor Statement at the beginning of today’s presentation.

Distribution Rate Cases - Summary

PHI
Pepco Holdings Inc

	DPL-MD	Pepco-DC
Staff/OPC Testimony	8/24/09	9/17/09
Rebuttal, Cross Rebuttal Testimony	9/11/09	10/22/09
Evidentiary Hearings	9/21-24/09	11/9-13/09
Initial Briefs	10/23/09	12/9/09
Reply Briefs	11/2/09	12/22/09
Expected Timing of Decision		Q1 2010

Note: See Safe Harbor Statement at the beginning of today’s presentation.
12/09
Distribution Rate Cases - Timeline

(1) As filed with Quarterly Earned Return Reports for the twelve months ended 3-31-09, which are developed in accordance with PSC instructions and, therefore, do not reflect all costs the companies believe are appropriate to include in their rate case filings.
(2) Estimate as of 9-30-08; does not reflect all costs that ACE believes are appropriate to include in its rate case filing.
(3) Adjusted for estimated 2009 pension expense and other known cost increases.
(4) For DPL MD and Pepco DC, refer to slide titled “Distribution Rate Cases - Summary” for detail of rate case filings.
(5) As filed in the pending distribution rate cases using the twelve months ended 12-31-08 test period.
Note: See Safe Harbor Statement at the beginning of today’s presentation.
(Dollars in Millions)
Atlantic City
Electric
MD
(1)
DC
(5)
DE
(1)
MD
(5)
DE
Gas
(1)
NJ
(2)
Operating Income (Adjusted)
(3)
$64
$63
$23
$18
$15
$55
Rate Base (Adjusted)
$911
$1,054
$414
$310
$231
$788
Earned Return on Rate Base
7.06%
6.01%
5.48
%
5.92%
6.38%
6.97%
Authorized Return on Rate Base
7.99%
7.96%
7.17%
7.68%
7.73%
8.14%
Most Recent Authorized Return on Equity
10.00%
10.00%
10.00%
10.00%
10.25%
9.75%
Most Recent Test Period
Sep-06
Dec-08
Mar-05
Dec-08
Mar-06
Dec-02
Next Anticipated Filing
Q1-10
Sept-09
Q2-10
Aug-09
Earned ROE (Adjusted)
(3)
8.16%
5.28%
5.07%
5.92%
6.89%
6.70%
Revenue Requirement to Achieve Authorized ROE
$17.1
$17.2
$6.5
$18.7
 - Total Residential Bill % Change
<
1%
(Note 4)
<
1%
<
1%
1%
Revenue Requirement -
Equating to 25 Basis Point Change in ROE
$1.8
$2.0
$0.9
$0.7
$0.5
$1.6
(Note 4)
(Note 4)
(Note 4)
(Note 4)
(Note 4)

Distribution Summary

PA
NJ
MD
DE
VA

Peaking Units, 24%
Coal, 9%
Oil-NG fired steam, 12%
Gas Combined Cycle, 55%

2009 Capacity (4,348 MW)
(Owned and contracted)
An Eastern PJM, mid-merit focused generator
Financials (as of 6/30/09)
Property, Plant & Equipment $1,235 M
Construction Work in Process $ 331 M
Employees  424
Note: Excludes units under development
« Construction projects (549 MW)
Existing sites
Vineland
Delta
«
«
Conectiv Energy Generating Facilities

$/MMBtu
$14
$12
$10
$8
$6
$4
$2
$0
Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec
2008
2009

$/MWh
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
2007 2008 2009 2010
Dark Spread
NG Spark Spread

Note :
Dark spread = PJM Western Hub - Edge Moor coal @ 10,000 heat rate
NG spark spread = PJM Western Hub - Henry Hub natural gas @
8,000 heat rate
2009 Natural Gas prices and generation
spreads are half of 2008 levels
Source: NYMEX/ICE
Prompt Month Forward Natural Gas Price
(Henry Hub)
Forward July 2009 Generation Spreads
Low spreads have resulted in generation fleet unit margins that are 61% less than in 2008

$/MWhr
250
200
150
100
50
0
J F M A M J J A S O N D J F M A M J

50%
45%
40%
35%
30%
25%
20%
15%
J A J O J A J O J A

Daily Average PJM Eastern Hub LMP
PJM East Hub On-Peak Daily RT LMP Volatility
Lower volatility hurts ability to extract value from portfolio that is inherently long in optionality
Reduced
volatility
2008
2009
2008
2009
2007
PJM power prices have trended lower with
recent periods of reduced volatility

conectiv energy
A New Generation of Energy

June Heat Index - Philadelphia

Heat Index Degrees
110
100
90
80
70
60
50
1
720
Hours
Heat Index Range from 1999 to 2008
Heat Index 2009

Average MW/hr
34000
33000
32000
31000
30000
29000
1998-99
1999-00
2000-01
2001-02
2002-03
2003-04
2004-05
2005-06
2006-07
2007-08
2008-09
10-year average load growth = +1.5%
Last 12 months load growth = -2.5%

Mild weather and recessionary conditions
have resulted in significantly lower demand
PJM MAAC Average Load
Lower demand has resulted in fleet generation volumes that
are 30% less than in 2008

conectiv energy
A New Generation of Energy

Dollars in Millions

	2nd QTR	June YTD
2008 Gross Margin	$ 93	$ 223
Capacity margins	12	18
Energy marketing	5	4
Physical generation margin • Lower run time (↓44% Qtr, ↓30% YTD) • Lower spark spreads and dark spreads (↓70% Qtr, ↓61% YTD)	(54)	(79)
Performance of economic fuel hedges • Favorable hedge performance in 2008 due to rising prices • Unfavorable hedge performance in 2009 due to falling prices	(15)	(36)
Operating flexibility, fuel switching, and remarketing of fuels and firm natural gas transportation and storage	(8)	(31)
Contracted Load Service - Volumes lower than expected	(2)	(11)
2009 Gross Margin	$ 31	$ 88

2009 Financial Results - Gross Margin

conectiv energy
A New Generation of Energy

Total Gross Margin Forecast Range
Millions
$500
$450
$400
$350
$300
$250
$200
$150
2005
2006
2007
2008
2009 E
2010 E
2011 E
Forecast Range
Actual

$215
$206
$308
$265
$285
$335
$380
$435
$270
$300
$340
$450
$380
$500
$259
$255
$319
$407
Note: See Safe Harbor Statement at the beginning of today’s presentation.
Conectiv Energy updated Gross Margin
forecast

conectiv energy
A New Generation of Energy

$10
$8
$6
$4
$2
$0
$/MMBtu
2009 2010
2011
2012
2013
2014

$90
$85
$80
$75
$70
$65
$60
$/bbl
2009 2010
2011
2012
2013
2014

Forward NYMEX Natural Gas Prices
Source: NYMEX 8/5/09
Forward NYMEX Crude Oil Prices
Forward energy markets are strong

conectiv energy

A New Generation of Energy

MW Capacity 2012/13
MAAC
30%
Eastern
MAAC
69%
DPL
South
1%

PJM Zones	2007/08	2008/09	2009/10	2010/11	2011/12	2012/13
Eastern MAAC	$198	$149	$191	$174	$110	$140
MAAC + APS			$191
MAAC						$133
DPL South	$198	$149	$191	$186	$110	$222
Balance of Pool	$41	$112	$102	$174	$110	$16
Reliability Pricing Model Auction Results ($/MW-Day)
Conectiv Energy's generating units
are located in the Eastern MAAC,
MAAC, and DPL South zones.
1,121 MW
53 MW
2,586 MW
Prices received by Conectiv Energy assets
Conectiv assets continue to receive
favorable capacity revenues

Note: See Safe Harbor Statement at the beginning of today’s presentation.
Oil-NG fired
steam
Renewable
Peaking
Coal fired
baseload
Combined
Cycle
Oil
Renewable
sources
Natural gas
Landfill gas
Coal
Expected 2011 fleet will have 90% mid-merit and
peaking capacity
Natural Gas can fuel 70% of the 2011
fleet output
Generation Capacity by Type
Generation Fleet Output
by Fuel Source
Renewable/climate legislation favors gas fueled and
mid-merit/peaking units in the PJM region
Intermittent renewable (wind and solar) generation necessitates fossil mid-merit and peaking backup capacity
Weather variability (wind/cloud cover) amplifies regional supply volatility
RGGI and any federal climate legislation advantages efficient gas-fired generation over coal

– Heating and cooling facilities, including combined heat and power

• PHI is conducting a strategic analysis of this business

PES is shifting its strategic focus from
Energy Supply to Energy Services
PES earnings contributed 19¢/share in 2008
Energy
Services 8¢
Energy
Supply 11¢
PES Overview
• PES provides retail energy services to large commercial,
 industrial, and government customers
• Energy Services
 – Energy efficiency and renewable energy
• Energy Supply
 – Retail Electric and Natural Gas Supply
 – Power Generation
 • Slated for retirement in 2012

Key Metrics	2007	2008
Load Served - MW	4,294	4,388
MWh Delivered	19.0	20.1
Electric Retention Rate	70%	56%
BCF Delivered	30.0	36.1
Gross Margins		
$/MWh	$3.27	$3.71
$/Dth	$0.11	$0.37

MWh (millions)
BCF

• PES continues to include a cost of
 capital component for all retail supply
 proposals to reflect credit market
 conditions
• For all successful proposals, PES
 has been using collateral-free
 hedges
 – However, PES’s retention rate
 has been less than 10%
• PES expects to realize
 gross margins over the long term:
 – $3.00/MWh range for electric
 – $0.30/Dth range for natural
 gas

Note: See Safe Harbor Statement at the beginning of today’s presentation.
0
5
10
15
20
25
2007A
2008A
2009E
2010E
2011E
2012E
2013E
0
10

30
40
50
60
Electric Delivered and Backlog
Gas Delivered and Backlog
Estimated as of 6/30/2009
PES retail electric and natural gas business

• PES’s energy efficiency business fits well with PHI’s strategic focus
 – Does not require capital expenditures or contingent capital
• PES has a successful track record of implementing energy efficiency projects
 – Approximately $750 million of energy efficiency projects installed since
 1995
 – With over 200 employees, PES has developed this as core competency
• The recently enacted federal stimulus bill may provide PES with increased opportunities
• PES has been selected as an eligible contractor to perform energy efficiency work for the US DOE
 – 5-year term with options to extend
 – Allows PES to compete for projects at all federally owned facilities
 – Includes renewable energy projects
PES is focused on growing its energy
efficiency business

Second Quarter 2008 Earnings Per Share *	**$0.53**
Power Delivery	
Income tax adjustments – primarily FIN 48	(0.05)
ACE Basic Generation Service – primarily unbilled revenue	(0.05)
Operation and Maintenance Expense – primarily higher pension	(0.04)
Capital Costs	(0.03)
Distribution revenue – primarily customer usage	(0.03)
Distribution revenue – weather	(0.02)
Dilution	(0.01)
Conectiv Energy	(0.16)
Pepco Energy Services	(0.03)
Other Non-Regulated, Corporate and Other	-
Second Quarter 2009 Earnings Per Share	**$0.11**

* Excludes special items. See appendix for reconciliation to GAAP.
Second Quarter 2009
Financial Performance - Drivers

At June 30, 2009

	PHI Consolidated	Parent	Utilities
Credit Facilities (Total Capacity)	$1,950	$1,325	$625
Less:			
Borrowings under Credit Facilities	(200)	(150)	(50)
Letters of Credit	(190)	(185)	(5)
Commercial Paper Outstanding	(191)	(75)	(116)
Remaining Credit Facilities Available	1,369	915	454
Plus: Cash Balance	95	–	95
Total Credit Facilities and Cash Available	$1,464	$915	$549

Liquidity Position
PHI maintains sufficient liquidity to execute the business plan
Dollars in Millions
Note: See Safe Harbor Statement at the beginning of today’s presentation.

• No long-term debt or equity planned for 2009, other
 than refinancing or prefunding existing debt and stock
 issued under the Dividend Reinvestment Plan
• Current 2010 business plan calls for external financing
 – Currently reviewing alternatives to mitigate long-term
 financing needs
 – Expect to communicate 2010 financing plan in November
 – We will continue to assess our options - financing will be dependent upon market conditions
Note: See Safe Harbor Statement at the beginning of today’s presentation.
Financing Needs

PHI
Pepco Holdings Inc

$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
Millions
2008 Actual
2009
2010
2011
2012
2013
$174
$6
$440
$6
$155
$297
$49
$487
$56
$135
$134
$71
$489
$136
$183
$57
$5
$514
$295
$249
$31
$112
$574
$317
$200
$31
$87
$589
$233
$204
Transmission
MAPP
Distribution
Blueprint
Competitive/Other

$1,024
$1,013
$1,120
$1,234
$1,144
Construction Expenditures - Projection
$781
Note: See Safe Harbor Statement at the beginning of today’s presentation.

PHI
Pepco Holdings Inc

Projected Rate Base

$10,000
$8,000
$6,000
$4,000
$2,000
$0
Millions
11% CAGR (2008-2013)
$7,176
2008
2009
2010
2011
2012
2013
Electric Distribution
Gas Distribution
Transmission

Power Delivery - A Driver of Growth
Total Rate Base
Growth - 65%
Electric Distribution Rate
Base Growth - 39%
Transmission Rate
Base Growth - 158%
* Actual 2008 year end rate base, projected 2009 - 2013 year end rate bases.
$4,678
$7,712
$5,033
$5,566
$6,192
$3,383
$3,614
$3,854
$4,068
$4,455
$4,708
$231
$233
$243
$250
$259
$263
$1,064
$1,186
$1,469
$1,874
$2,462
$2,741
*
Note: See Safe Harbor Statement at the beginning of today’s presentation.

POM Investment Case
Note: See Safe Harbor Statement at the beginning of today’s presentation.
• Earnings base derived primarily from regulated utility
 business
• Long-term earnings growth
• Commitment to dividend
• Investment grade credit quality
• Improved liquidity position
• Focus on lowering business risk

Appendix

Year-to-Date June 2008 Earnings Per Share *	**$1.03**
Power Delivery	
Income tax adjustments – primarily FIN 48	(0.07)
Operation and Maintenance Expense – primarily higher pension	(0.06)
Capital Costs	(0.06)
Distribution revenue – primarily customer usage	(0.04)
ACE Basic Generation Service – primarily unbilled revenue	(0.04)
Dilution	(0.03)
Other	(0.02)
Conectiv Energy	(0.39)
Pepco Energy Services	(0.04)
Other Non-Regulated, Corporate and Other	-
Year-to-Date June 2009 Earnings Per Share*	**$0.28**

* Excludes special items. See appendix for reconciliation to GAAP.
Year-to-Date 2009
Financial Performance - Drivers

GAAP Earnings Per Share Year-to-Date June 2009	GAAP Earnings Per Share Year-to-Date June 2008		Excluding Special Items [1] Year-to-Date June 2009	Excluding Special Items [1] Year-to-Date June 2008
$0.33	$0.61	Power Delivery	$0.29 [2]	$0.61
($0.05)	$0.34	Conectiv Energy	($0.05)	$0.34
$0.08	$0.12	Pepco Energy Services	$0.08	$0.12
$0.06	($0.37)	Other Non-Regulated	$0.06	$0.09 [3]
($0.10)	($0.13)	Corporate & Other	($0.10)	($0.13)
$0.32	$0.57	**Total PHI**	$0.28	$1.03

Year-to-Date 2009 Financial Performance
(1) Management believes the special items are not representative of the Company’s ongoing business operations.
(2) Excludes the gain from the Mirant bankruptcy settlement ($0.04).
(3) Excludes the adjustment to the equity value of the cross-border energy leases ($0.43) and the interest accrued under
 FIN48 on the income tax obligations from the adjustment ($0.03).

GAAP Earnings Per Share Quarter Ended June 30, 2009	GAAP Earnings Per Share Quarter Ended June 30, 2008	Excluding Special Items [1] Quarter Ended June 30, 2009	Excluding Special Items [1] Quarter Ended June 30, 2008
Power Delivery	$0.14	$0.37	$0.14	$0.37
Conectiv Energy	($0.06)	$0.10	($0.06)	$0.10
Pepco Energy Services	$0.05	$0.08	$0.05	$0.08
Other Non-Regulated	$0.04	($0.41)	$0.04	$0.05 [2]
Corporate & Other	($0.06)	($0.07)	($0.06)	($0.07)
Total PHI	$0.11	$0.07	$0.11	$0.53

(1) Management believes the special items are not representative of the Company’s ongoing business operations.
(2) Excludes the adjustment to the equity value of the cross-border energy leases ($0.43) and the interest accrued under
 FIN48 on the income tax obligations from the adjustment ($0.03).
Second Quarter 2009 Financial Performance

(Dollars in Millions)	Pepco	Delmarva Power	Atlantic City Electric	Total
Period End Rate Base [1]				
Base Amount - 11.3%	**$345**	**$306**	**$338**	**$989**
Incentive Amount - 12.8%	**24**	**5**	**45**	**74**
Total	**$369**	**$311**	**$383**	**$1,063**
Current Authorized Return on Equity [2]	**11.3 - 12.8%**	**11.3 - 12.8%**	**11.3 - 12.8%**

(1) Rate base at 12/31/08 based on FERC-approved formula.
(2) Projects with a FERC-approved incentive ROE adder earn 12.8%. Authorized return on equity is 11.3% for all other transmission.
Note: See Safe Harbor Statement at the beginning of today’s presentation.
Transmission Summary

Delta Project - On time (2Q-11 COD); on budget
• 545 MW dual fuel combined cycle plant located
 in Peach Bottom Township, PA
• Project Cost: $470 million ($862/kW-installed)
• 6-year tolling agreement (6/1/2011 - 5/31/2017)
 with Constellation Energy provides a stable and
 predictable earnings profile
• Projected net income of $24-28 million/year
• Project Status
 – All major permits acquired
 – Site grading/ foundations and underground work
 in progress
 – Major equipment ordered/delivery confirmed to
 meet commercial operation date
 – Commercial operation date - June 2011
• Permits and infrastructure allow for expansion
 (additional 545 MW block)
Note: See Safe Harbor Statement at the beginning of today’s presentation.

Cumberland Project - On time (commercial - 6/1/09)
and better than budget
Note: See Safe Harbor Statement at the beginning of today’s presentation.
• 100 MW dual fuel combustion turbine - flexible and
 efficient GE LMS 100 technology
• Project Cost: $75 million budget
  $72 million actual ($720/kW-installed)

• Projected net income of $4-7 million/year
 – Capacity value contributes 50% of project value
 – Included in PJM capacity auctions starting in 2009/10
• Project Status
 – Commercial operation date - June 1, 2009 (on
 schedule)
• Existing CT site (Cumberland, NJ)
 – Land available for further expansion (additional 100
 MW)
 – Additional natural gas and oil storage capacity
 – Minimal transmission system upgrades (PJM Queue
 P06)
 – Other infrastructure and resources on site